Earnings per share (Tables)	6 Months Ended
Jun. 30, 2020
Earnings per share [abstract]
Schedule of components used in calculation of basic and diluted earnings per share
The following table shows the components used in the calculation of basic and diluted net earnings per common share for earnings attributable to common shareholders.

	THREE MONTHS		SIX MONTHS
FOR THE PERIOD ENDED JUNE 30	2020	2019	2020	2019
Net earnings from continuing operations attributable to common shareholders - basic	233	754	908	1,485
Net earnings from discontinued operations attributable to common shareholders - basic	4	7	9	16
Net earnings attributable to common shareholders - basic	237	761	917	1,501
Dividends declared per common share (in dollars)	0.8325	0.7925	1.6650	1.5850

Weighted average number of common shares outstanding (in millions)
Weighted average number of common shares outstanding - basic	904.3	899.5	904.2	898.9
Assumed exercise of stock options (1)	0.1	0.8	0.2	0.5
Weighted average number of common shares outstanding - diluted (in millions)	904.4	900.3	904.4	899.4
(1)The calculation of the assumed exercise of stock options includes the effect of the average unrecognized future compensation cost of dilutive options. It excludes options for which the exercise price is higher than the average market value of a BCE common share. The number of excluded options was 14,358,128 for the second quarter of 2020 and 9,554,587 for the first half of 2020, compared to 3,379,952 for the second quarter of 2019 and 6,349,240 for the first half of 2019.